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                                                                    EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

        We consent to the incorporation by reference in this Registration Statement of Quidel Corporation on Form S-8 our report dated May 11, 1998, with respect to the consolidated financial statements of Quidel Corporation included in its Annual Report (Form 10-K) for the year ended March 31, 1998, filed with the Securities Exchange Commission.



                                            Ernst & Young LLP
                                            San Diego, California

                                            February 18, 1999



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